AMERICAN AADVANTAGE FUNDS
AMR Class
Institutional Class
PlanAhead Class

SUPPLEMENT DATED OCTOBER 27, 2003 TO THE STATEMENT OF ADDITIONAL INFORMATION
     DATED MARCH 1, 2003

In the second table under Investment Advisory Agreements on page 23, the following row is hereby inserted between Hotchkis and Wiley Capital Management, LLC and J.P. Morgan Investment Management Inc., and footnote three is hereby added:

Independence Investment LLC (3)     $   938,011     $   287,790     $   265,450

(3) As of December 1, 2000, Independence Investment LLC ceased to serve as an investment adviser to the Balanced and Large Cap Value Funds. As of October 24, 2003, Independence Investment LLC ceased to serve as an investment adviser to the International Equity Fund.



AMERICAN AADVANTAGE FUNDS
Service Class

SUPPLEMENT DATED OCTOBER 27, 2003 TO THE PROSPECTUS DATED MAY 1, 2003

Effective October 24, 2003, Independence Investment LLC has been terminated as an investment adviser to the American AAdvantage International Equity Fund. The portion of Fund assets managed by Independence Investment LLC will be allocated among the other three investment advisers. As such, the following changes are hereby made to the prospectus.


On page 6, the Principal Strategies section is hereby deleted and replaced with the following:

The Fund seeks its investment objective by investing all of its investable assets in the International Equity Portfolio of the AMR Trust.

Ordinarily, at least 80% of the Fund's total assets are invested in common stocks and securities convertible into common stocks (collectively, "stocks") of issuers based in at least three different countries located outside the United States. The Fund will primarily invest in countries comprising the Morgan Stanley Capital International Europe Australasia Far East Index ("EAFE Index"). The EAFE Index is comprised of equity securities of companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the EAFE Index are selected from among the larger capitalization companies in these markets.

The Manager currently allocates the Fund's assets, generally on an equal basis, among three investment advisers:

   Causeway Capital Management LLC
   Lazard Asset Management LLC
   Templeton Investment Counsel, LLC

The investment advisers may also consider potential changes in currency exchange rates when choosing stocks. Each of the investment advisers determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks. The Manager believes that this strategy will help the Fund outperform other investment styles over the longer term while minimizing volatility and downside risk. The Fund may trade forward foreign currency contracts or currency futures to hedge currency fluctuations of underlying stock positions when it is believed that a foreign currency may suffer a decline against the U.S. dollar.

Under adverse market conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term obligations. Investment grade obligations include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by all nationally recognized statistical rating organizations rating that security (such as Standard & Poor's Ratings Services or Moody's Investors Service, Inc.). To the extent that the Fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.


On page 13, the paragraph describing Independence Investment LLC is hereby deleted.


SUPPLEMENT DATED OCTOBER 27, 2003 TO THE STATEMENT OF ADDITIONAL INFORMATION
     DATED MAY 1, 2003

In the second table under Investment Advisory Agreements on page 10, the following row is hereby inserted between Hotchkis and Wiley Capital Management, LLC and Lazard Asset Management LLC, and footnote two is hereby added:

Independence Investment LLC (2)     $   938,011     $   287,790     $   265,450

(2) As of December 1, 2000, Independence Investment LLC ceased to serve as an investment adviser to certain other funds not included in this SAI. As of October 24, 2003, Independence Investment LLC ceased to serve as an investment adviser to the International Equity Fund.